UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 7, 2026 (September 30, 2026)

NextNRG, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-40809	83-4260623
(Commission File Number)	(IRS Employer Identification No.)

407 Lincoln Rd. #9F, Miami Beach, Florida 33139 (Address of Principal Executive Offices)

(305) 791-1169 (Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	NXXT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K (the “Original Form 8-K”) filed by NextNRG, Inc., with the Securities and Exchange Commission (the “SEC”) on October 6, 2026. This Amendment is being filed as an exhibit-only filing to file the Form of Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Non-Voting Preferred Stock (the “Certificate of Designation”) as Exhibit 3.1 and the Form of Amendment to Securities Purchase Agreement, dated as of September 30, 2026, by and between NextNRG, Inc. and the Buyer (the “SPA”) as Exhibit 10.2.

Accordingly, this Amendment consists only of the facing page, this explanatory note, Item 9 of the Current Report on Form 8-K, the signature page to the Current Report on Form 8-K, the Certificate of Designation, filed herewith as Exhibit 3.1 and the SPA filed as Exhibit 10.2). This Amendment does not modify any of the content of Items 1.01, 3.03, and 8.01 of the Original Form 8-K which is hereby omitted.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Form of Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Non-Voting Preferred Stock
10.1	Form of Securities Purchase Agreement, dated as of August 13, 2026, by and between NextNRG, Inc. and the Buyer (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on August 17, 2026).
10.2	Form of Amendment to Securities Purchase Agreement, dated as of September 30, 2026, by and between NextNRG, Inc. and the Buyer.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 7, 2026

NEXTNRG, INC.

/s/ Michael D. Farkas
Michael D. Farkas
Chief Executive Officer